Exhibit 10.2

WAIVER

This WAIVER (this “Waiver”) is entered into as of March 30, 2012 by and among REDDY ICE CORPORATION, a Nevada corporation (the “Borrower”), MACQUARIE BANK LIMITED (“MBL”), in its capacity as the administrative agent (in such capacity, the “Administrative Agent”) and MBL, and the other financial institutions from time to time parties to the Credit Agreement referred to below (collectively, the “Lenders”).  Unless otherwise specified herein, capitalized terms used in this Waiver shall have the meanings ascribed to them in to the Credit Agreement (as hereinafter defined).

RECITALS:

WHEREAS, Borrower, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of October 22, 2010 (as amended by the Amendment No. 1 to Amended and Restated Credit Agreement, dated as of March 27, 2012, and as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 7.1.1(b) of the Credit Agreement, the Borrower is required to furnish to Administrative Agent and the Lenders on or before March 30, 2012 (x) a Form 10-K together with the consolidated balance sheet of the Borrower and its Subsidiaries, and the related consolidated statements of income and cash flow of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2011 (the “2011 Financial Statements”) and (y) a report from the Borrower’s auditors as to such 2011 Financial Statements (the “Audited Report”) without any Impermissible Qualification;

WHEREAS, the Borrower has requested that Administrative Agent and Required Lenders waive certain provisions of the Credit Agreement as set for herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Waiver.  Subject to the limitations set forth in Section 2 of this Waiver, the Administrative Agent and the Lenders party hereto hereby waive any Default or Event of Default that may occur or be continuing as a result of (x) the Borrower’s failure to deliver the 2011 Financial Statements and (y) the Borrower’s delivery of the Audited Report containing an Impermissible Qualification of the kind specified in clause (a) of the definition of such term ((x) and (y), together, the “Waived Events”).

1.                                      Waiver Termination.  Notwithstanding the waivers set forth in Section 1, such waivers shall immediately terminate (the date of such termination, the “Waiver Termination Date”) upon the first occurrence of any of the following events:

(a)         the Borrower shall fail to deliver the 2011 Financial Statements on or before April 16, 2012;

(b)         any Default or Event of Default under the Credit Agreement other than the Waived Defaults; or

(c)          March 30, 2013.

2.                                      Representations and Warranties.  In order to induce Administrative Agent and the Lenders to enter into this Waiver, the Borrower represents and warrants to Administrative Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Waiver), that:

(a)                                 the execution, delivery and performance by the Borrower of this Waiver has been duly authorized by all necessary corporate action and this Waiver is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting, creditors’ rights generally and the effects of general principles of equity;

(b)                                 on and as of the effectiveness of this Waiver after giving effect to this Waiver and the transactions contemplated hereby, the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)                                  at the time of and immediately following the date hereof, after giving effect to the waivers of the Waived Events, no Default or Event of Default shall be in existence; and

(d)                                 by its signature below, the Borrower agrees that it shall constitute an Event of Default if any representation or warranty made above should be false or misleading in any material respect.

3.                                      Miscellaneous.

3.1                               Effect; Ratification.

(a)                                 Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)                                 The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Waiver, each reference in the Credit

Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as waived hereby.

(c)                                  The Borrower acknowledges and agrees that the waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Administrative Agent of this Waiver shall not be deemed (i) except as expressly provided in this Waiver, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Administrative Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Administrative Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Waiver.  The Credit Parties agree that upon the Waiver Termination Date, the Waiver shall be of no further force or effect and the Waived Events shall constitute immediate Events of Defaults, without notice of any kind necessary by the Administrative Agent or the Lenders.

3.2                               Counterparts and Signatures by Fax.  This Waiver may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  An executed counterpart of this Waiver delivered by facsimile or in portable document format shall constitute an original and shall not affect the validity, enforceability or binding effect of this Waiver.

3.3                               Severability.  In case any provision in or obligation under this Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.4                               Loan Document.  This Waiver shall constitute a Loan Document.

3.5                               Release.  To the extent not otherwise set forth herein, the Borrower hereby remises, releases, acquits, satisfies and forever discharges the Administrative Agent and the Lenders, each of their respective agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Administrative Agent or the Lenders, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Administrative Agent or the Lenders, their agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of the Administrative Agent or the Lenders (“Releases”), for, upon or by reason of any matter, cause or thing whatsoever through the date hereof in connection with this Waiver or the Loan Documents.  Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest:  (a) the right of the Administrative Agent and the Lenders to exercise their rights and remedies described in this Waiver; (b) any provision of this Waiver or the Loan Documents; or (c) any conduct of the Administrative Agent, the Lenders or other Releases in connection with this Waiver or the Loan Documents.

3.6                               GOVERNING LAW.  THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the date first above written.

REDDY ICE CORPORATION

By:	/s/ Steven J. Janusek
Print Name:	Steven J. Janusek
Title:	Chief Financial Officer

MACQUARIE BANK LIMITED, as Administrative Agent and a Lender

By:	/s/ David Prince Althea Hennedige
Name:	David Prince and Althea Hennedige
Title:	Authorized Signatories

Signature page to Waiver to Credit Agreement